UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

CURRENT REPORT

PURSUANT TO SECTION 14(C)
OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 28, 2011

Amends Previous Schedule 14C Information
filed on March 14, 2011

SECTOR 10, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-24370	33-0565710
(SEC File Number)	(IRS Employer Identification Number)

14553 South 790 West, Suite C

Bluffdale, Utah 84065

 (Address of principal executive offices)

(206) 853-4866
(Registrant's telephone number, including area code)

Check the appropriate box:

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☐		Definitive Information Statement

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WEARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

SECTOR 10, Inc.

14553 South 790 West, Suite C

Bluffdale, Utah 84065

NOTICE OF ACTION BY WRITTEN CONSENT OF A
MAJORITY OF THE OUTSTANDING VOTING SECURITIES
TAKEN AS OF December 12, 2011

To the Stockholders of SECTOR 10, INC.:

SECTOR 10, Inc., a Delaware corporation (the “Company”), hereby notifies its stockholders of record that the majority of shareholders voted unanimously at a Special Meeting of the Shareholders on December 12, 2011 at the Company’s offices, to vote on the following proposed action (which amends the proposed actions included in the Preliminary Information Statement filed on March 14, 2011):

•	To cancel any request to change the Name of the Company and retain the name Sector 10, Inc. on the Company’s Certificate of Incorporation; and

•	To amend the Company’s Certificate of Incorporation to allow a reverse stock split of the common stock of the Company, par value $0.001, at the ratio of 500 old shares to one new share.

•	Reappoint H J & Associates as auditors and advisors for the Company

The foregoing actions are expected to take affect at least 21 days after the filing of a Definitive Information Statement, scheduled for January 9, 2012 at the earliest, which is January 30, 2012(the “Effective Date”). You have the right to receive this notice if you were a stockholder of record at the close of business on December 1, 2011 (the "Record Date").

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Sector 10, Inc.

December 28, 2011	By:	/s/ Pericles DeAvila
Date		Pericles DeAvila Chairman of the Board and Acting CEO

PRELIMINARY INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND
REGULATION 14C THEREUNDER

SECTOR 10, INC.
14553 South 790 West, Suite C

Bluffdale, Utah 84065

We are furnishing this Information Statement to the stockholders of Sector 10 Inc., a Delaware corporation (“Sector 10” or the “Company”), to provide a description of actions taken by a vote of the holders of a majority of the outstanding shares of the Company’s voting securities that were entitled to vote on such actions. As of the date of this Information Statement, there were 145,557,217 shares of common stock issued and outstanding; there were 145,557,217 shares of common stock issued and outstanding as of the Record Date. No preferred stock is issued and outstanding at this time. Each share of common stock is entitled to one vote. The persons owning a majority of the voting power of Sector 10, Inc. have adopted resolutions to effect the above-listed actions.

This Information Statement is being furnished to all holders of the Company’s common stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Definitive Information Statement of same shall be mailed on or about January 9, 2012 to stockholders of record as of December 1, 2011 (the “Record Date”). The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This information statement is circulated to advise the stockholders of actions to be taken without a further meeting upon the written consent of the holders of a majority of the outstanding shares of the voting capital stock of the Company. Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions. The Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect, in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The matters upon which action is being taken are:

•	To cancel any request to change the Name of the Company and retain the name Sector 10, Inc. on the Company’s Certificate of Incorporation; and

•	To amend the Company’s Certificate of Incorporation to allow a reverse stock split of the common stock of the Company, par value $0.001, at the ratio of 500 old shares to one new share.

•	Reappoint H J & Associates as auditors and advisors for the Company

Pursuant to a unanimous board resolution based upon the majority vote of the shareholders from the Special Meeting of the Shareholders dated December 12, 2011, approved the proposed actions disclosed in this Information Statement. A copy of the amendment to the Company’s Certificate of Incorporation is attached hereto as Appendix A.

Pericles DeAvila, Chairman of the Board and Acting CEO, Laurence A. Madison, Board Member and Acting CFO and shareholders representing Sector 10 Holdings Inc whose cumulative interest in the Company exceed 50% of the total outstanding shares, approved the proposals in this Information Statement.

The total number of shares represented by the voting shareholders in attendance is 86,951,080 which are represented as follows:

Name and address of Voting Shareholders	Number of Common Shares

Sector 10 Holdings, Inc.	75,807,580
14553 South 790 West
Bluffdale, UT 84605

Pericles DeAvila	5,695,400
14553 South 790 West
Bluffdale, UT 84605

Laurence A. Madison	5,448,100
14553 South 790 West
Bluffdale, UT 84605

Total Shares Voted	86,951,080

% of Total Outstanding Common Shares	59.74%

These shares taken together represent 86,951,080 shares of Common Stock, approximately 59.74% of the issued and outstanding voting securities as of the record date.

The Board of Directors decided to amend the prior decisions disclosed in the preliminary Information Statement issued on March 14, 2011.  The decisions under that disclosure were made by Management and Board Members who are no longer associated with the Company and no longer maintain a significant ownership position with respect to the Common Stock of the Company.  After their departure, the Board appointed Pericles DeAvila and Laurence A. Madison as Directors to manage the Company.  A Board Meeting was held on December 12, 2011 to approve the actions presented in this Information Statement.  A Special Shareholders Meeting was held on December 12, 2011, after the Board Meeting, to provide shareholder approval to the actions presented in this Information Statement.

The actions proposed by the Board of Directors differ from the actions proposed in the Information Statement dated March 14, 2011 as follows:

1)	The Company name shall be retained as Sector 10, Inc. and not changed as formerly proposed;
2)	The Company reappoints HJ& Associates as auditors for the Company which reverses changes made by prior management.; and
3)
The Company amends its Certificate of Incorporation to allow a reverse stock split of the common stock of the Company, par value $0. 001 the ratio of 500 old shares to one new share.  (The prior proposal presented a reverse split of 26 old shares to 1 new share)

The above amendments were approved by a majority shareholder vote at the Special Shareholders Meeting on December 12, 2011 as itemized above.

The approval by the stockholders will not become effective until 21 days from the date of mailing of this Information Statement to our stockholders. Stockholders holding a majority of the voting securities have not consented to or considered any other corporate action except as described herein.

If the proposed actions were not adopted by majority shareholder consent, it would have been necessary for these actions to be by the Company’s stockholders at an Annual Stockholder’s Meeting for the specific purpose of approving the actions.

Because stockholders holding at least a majority of the voting rights of our outstanding voting securities on the Record Date have voted in favor of the foregoing proposal, and have sufficient voting power to approve such proposal through their ownership of voting securities, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposal will not become effective until a date at least 21 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on January 30, 2012 (the “Effective Date”).

There were 145,557,217 shares of common stock issued and outstanding at the close of business on the Record Date. Each stockholder is entitled to one vote per share for every share of common stock held by such person. The persons owning a majority of the voting power of Sector 10, Inc. have adopted resolutions to effect the above-listed actions.

Dissenter's Rights of Appraisal

Shareholders are not entitled to dissenter’s rights or appraisal rights with respect to the proposal to amend and restate the Charter, and the Company will not independently provide our shareholders with any such rights.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to our future financial performance or future events. Forward-looking statements give our current expectations and forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. The words “ anticipate ,” “ believe ,” “ continue ,” “ estimate ,” “ expect ,” “ intend ,” “may ,” “plan ,” and similar expressions, as they relate to our business, or us are intended to identify forward-looking statements. These statements are based on our current plans, and our actual future activities and results of operations may be materially different from those set forth in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Any or all of the forward-looking statements in this annual report may turn out to be inaccurate. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. The forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and assumptions. We undertake no obligation to publicly revise these forward-looking statements to reflect events occurring after the date hereof. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Information Statement. For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-K, 10-Q and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Web site at http://www.sec.gov or from commercial document retrieval services.

CORPORATE ACTIONS

PURPOSE AND EFFECT OF RETAINING THE COMPANY’S NAME
AND OF AUTHORIZING A 1-FOR-500 REVERSE STOCK SPLIT

The Company's Board of Directors proposed to ask its stockholders to approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to retain the Company name as Sector 10, Inc. and to approve a reverse split of the par value $0.001 common stock on a 500:1 ratio (500 old shares for one new share).  A copy of the amendment to the Company’s Certificate of Incorporation is attached hereto as Appendix A.

Amendments to the Articles of Incorporation

Amendment to the Articles of Incorporation to Change the Company Name

The Certificate of Amendment provides that Article I, as it relates to the Company’s name, will be revised (if needed) to record the name as follows:

The name of the corporation is Sector 10, Inc.

Amendment to the Articles of Incorporation to Authorize the 1-for-500 Reverse Stock Split of the Company’s Outstanding Shares of Common Stock

The Certificate of Amendment provides that Article IV, as it relates to the Reverse Stock Split, will be revised as follows:

On the effective date of this Certificate of Amendment, the Corporation shall effect a reverse split in its issued and outstanding shares of common stock so that the shares currently issued and outstanding shall be reverse split, or consolidated, on a 1-for-500 basis, and stockholders shall receive one share of the Corporation’s post-split Common Stock, $0.001 par value, for each five hundred shares of common stock, $0.001 par value, held by them prior to the reverse split. No scrip or fractional shares will be issued in connection with the reverse split and any fractional interest will be rounded up to the nearest whole share. The reverse split will not result in any modification of the rights of stockholders, and will have no effect on the stockholders’ equity in the Corporation except for a transfer from stated capital to additional paid-in capital. All shares returned to the Corporation as a result of the reverse split will be canceled and returned to the status of authorized and unissued shares. Except as specifically provided herein, the Corporation’s Articles of Incorporation shall remain unmodified and shall continue in full force and effect.

Purpose of Amendments

The Company’s Board of Directors believes it advisable to amend the Company's Certificate of Incorporation to approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to retain the Company name as Sector 10, Inc. and to approve a reverse split of the par value $0.001 common stock.  As of the date hereof, there are 145,557,217 shares of common stock issued and outstanding.

The Company has determined to retain the name Sector 10, Inc. and that a name change is no longer appropriate.  It appears that the name change request proposed in the March 14, 2011 Information Statement was not completed.  This will be verified and if needed, additional changes will be made to retain the name Sector 10, Inc. otherwise no action will be taken with respect to the Company name.

The Board of Directors has approved an amendment to the Articles of Incorporation that would affect a reverse stock split of the outstanding common stock on the basis of one share for every five hundred shares currently issued and outstanding. Each five hundred shares of common stock outstanding when the Certificate of Amendment is filed with the Delaware Secretary of State (the “Effective Date”) will be converted automatically into a single share of common stock. There will not be a change in the par value of the common stock of the Company. To avoid the existence of fractional shares of common stock, if a stockholder would otherwise be entitled to receive a fractional share, such stockholder will be entitled to receive an additional whole share. The reverse stock split will occur automatically on the Effective Date without any action on the part of stockholders and without regard to the date certificates representing shares of common stock are physically surrendered for new certificates.

Stockholders will hold the same percentage interest in the Company as they held prior to the reverse stock split, but their interest will be represented by one-five hundredth as many shares. For instance, if a stockholder presently owns 525 shares, after the reverse stock split they will own 2 shares (525 divided by 500 equals 1.05 shares, which will be equal to 2 whole shares, to avoid the existence of fractional shares).

Generally, a reduction in the number of outstanding shares of common stock caused by the reverse stock split is anticipated initially to increase the per share market price of the common stock, however, because some investors may view the reverse stock split negatively, there can be no assurance that the market price of the common stock will reflect proportionately the reverse stock split, that any particular price may be achieved, or that any price gain will be sustained in the future.

An increase in per share price of the Company’s common stock, which the Company expects as a consequence of the reverse stock split, may enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investor pool from which the Company might be able to obtain additional financing. Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of the common stock increases as a result of the reverse stock split, some of these concerns may be ameliorated.

Additionally, because broker’s commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current per share price of the Company’s common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. On the other hand, if the reverse stock split is implemented, the number of holders of fewer than 100 shares of common stock (“odd-lots”) may be increased. Typically, brokerage fees charged on the transfer of odd lots are proportionately higher than those charged on the transfer of 100 or more shares of common stock (“round-lots”).

Potential Disadvantages to the Reverse Stock Split

Reduced Market Capitalization. Theoretically, the overall value of the Company will not change as a result of the reverse stock split so that reducing the number of shares outstanding by a factor of five hundred would increase the per share price by a value of five hundred. However, a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the overall market capitalization of the Company. As a result, there is no mathematical certainty as to the increase in the price per share that might be expected as result of the reverse stock split, and there can be no assurance that the per share price will increase proportionately to the reverse stock split. If the per share price increases by a factor less than the one-for-five hundred reverse stock split, then the overall market capitalization of the Company will be reduced.

Increased Volatility. The reverse stock split will reduce our outstanding common stock to approximately 291,200 shares of common stock. Of this amount, approximately 173,890 shares will be held by officers, directors, and stockholders owning in excess of 10% of the outstanding common stock. This will result in approximately 104,350 shares being held in the public float. This reduced number of shares could result in decreased liquidity in the trading market and potential mismatches between supply and demand in the market for the common stock at any given time, which could result in changes in the trading price unrelated to the activities or prospects of the Company.

Increased Transaction Costs. As a result of the reverse stock split, the number of shares held by each individual stockholder will be reduced to one five hundredth of the number previously held. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Procedure for Exchange of Stock Certificates

The Company anticipates that the reverse stock split will become effective on January 30, 2012 which is approximately 21 calendar days after this Information Statement is first mailed to our stockholders, or as soon thereafter as is practicable, which we will refer to as the Effective Date. Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares. Holders of pre-reverse split shares are asked to surrender certificates representing pre-reverse split shares to our transfer agent OTC Stock Transfer in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in a letter of transmittal to be provided to each stockholder following the Effective Date. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal.

You should not send your old stock certificates now. You should send them only after you receive the letter of transmittal from our transfer agent.

Federal Income Tax Considerations

Neither the Company nor its stockholders should recognize any gain or loss for federal income tax purposes as a result of the reverse stock split. This conclusion is based on the provisions of the Internal Revenue Code of 1986 (the “Code”), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

You are urged to consult your tax adviser as to the particular tax consequences to you of the reverse stock split, including the applicability of any state, local, or foreign tax laws, changes in applicable tax laws, and any pending or proposed legislation.

Directors and Executive Officers
Name	Age	Currently Position with Sector 10, Inc.
Pericles DeAvila	41	Chairman of the Board and Acting CEO
Laurence A. Madison	55	Member of the Board of Directors, Acting CFO and Acting Secretary

Business Experience

Pericles (Peric) DeAvila:  Chairman of the Board and Acting CEO

Pericles DeAvila is the inventor of the SRU-M, and the associated PLX-3D System, the first self-contained emergency response systems in the emergency and safety market. He has had years of entrepreneurial experience nationally and internationally.  His experience in leading large groups of people was expanded when he continued his construction experience as the commercial/industrial construction manager on large projects in Silicon Valley and in the Seattle area; he is fluent in Portuguese, Italian, French, Spanish, as well as English.

In the development of Sector 10, Mr. DeAvila brought together and leads a seasoned team of experts such as Russell Marriott Jr., who pioneered the first government approved Deferred Compensation 401(K) and PAYSOP plans in the United States; Linda Chandler, former Senior Vice President of Sutro & Company; and Jake Garn, former U.S. Senator, Astronaut and Brigadier General, U.S. Air Force, amongst others. Mr. DeAvila experienced firsthand the power of a natural disaster through an earthquake in the Azores Islands in 1980. He lost a close friend and experienced human devastation and disease and believes that Sector 10 is the fulfillment of an essential need affecting our daily lives.

In 2002, he was the recipient of a Congressional National Leadership Award. He was appointed as special advisor to the Chairman of the Congressional Committee on the Business Advisory Council.

Laurence A. Madison, Member of the Board of Directors, Acting CFO and Acting Secretary

Mr. Madison has more than 30 years experience in public accounting, tax and financial consulting. He has experience as the Chief Financial Officer in both public and private companies.  Madison brings Sector 10 experience and expertise in Sarbanes-Oxley compliance and corporate governance.  Prior to joining Sector 10, Mr. Madison worked with a large national internal audit consulting firm where he was responsible for reviewing financial processes and controls for large multi-national public companies to ensure compliance under Sarbanes- Oxley.  Mr. Madison worked for 10 years in “Big Four” accounting firms and for 15 years running his own financial consulting firm where he specialized in providing Chief Financial Officer, tax and financial consulting services to private companies and assisted in raising capital for growth companies.  Mr. Madison is licensed in Illinois as a Certified Public Accountant and a member of the AICPA and Illinois CPA Society.  He has a Bachelors of Accounting from Purdue University and a Master of Science in Taxation from DePaul University.

Significant Employees

No significant employees aside from the above-mentioned Officers and Directors.

Family Relationships

No family relationships exist between the above-mentioned Officers and Directors.

Security Ownership of Certain Beneficial Owners and Management

The following list sets forth certain information, as of the date of this Information Statement, with respect to any person (including any “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors, our executive officers and all of our directors and executive officers and all of our directors and executive officers as a group. The information is provided by the Company’s stock transfer agent, the directors and officers of the company, and is based on a review of statements filed, with the SEC pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock. The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Class of Voting Stock	Number of Shares of Voting Stock Beneficially Owned (1)	Percentage of Class (1)

Sector 10 Holdings, Inc. 14553 South 790 West Bluffdale, UT 84605	Common Stock	75,807,580	52.08%

Officers & Directors
Pericles DeAvila 14553 South 790 West Bluffdale, UT 84605	Common Stock	5,695,400	3.92%

Laurence A. Madison 14553 South 790 West Bluffdale, UT 84605	Common Stock	5,448,100	3.74%

Officers & Directors as a group (2 persons)	Common Stock	11,143,500	7.66%

(1)	Shares and percentage owned is based on pre-split common shares outstanding as of the record date.

Certain Relationships and Related Party Transactions

We have not entered into any arrangements which are considered transactions with related persons.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner.

Our Current Executive Officer Compensation

The Officers and Directors have existing employment agreements that were effective 2/26/2010.  Terms of the employments agreement were listed in the Form 10-K for the period ended March 31, 2010.   Due to the lack of business activity in the Company, no compensation has been paid during 2011.  Amounts under the agreement will be accrued.  Any payments (if any) will be dependent in future business and or settlement of pending litigation.

Compensation Committee

We have not yet designated a Compensation Committee. All compensation matters will be approved by the full Board. None of our executive officers served on the compensation committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Board.

AVAILABLE INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-K for the period ended March 31, 2010 and as well as our recent quarterly and periodic filings with the Securities and Exchange Commission (“SEC)” which we file from time to time. This information may be found free of charge on the SEC’s EDGAR database at http://www.sec.gov or by contacting the Company.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment. Your consent to the actions and Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS DECEMBER 28, 2011. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Sector 10, Inc.

December 28, 2011	By:	/s/ Pericles DeAvila
Date		Pericles DeAvila Chairman of the Board and Acting CEO

EXHIBIT A
CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

SECTOR 10, INC.

Pursuant to § 242 of the General Corporation Law of the State of Delaware:

The undersigned does hereby certify and set forth as follows:

FIRST: That the Board of Directors of the Sector 10, Inc. (the “Corporation”) have duly adopted the following resolution, setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable:

RESOLVED, that the Board of Directors hereby declares it advisable and in the best interests of the Corporation that Article FOURTH of the Certificate of Incorporation of the Corporation be amended to add the following after the first paragraph of Article FOURTH of the Corporation’s Articles of Incorporation:

Reverse Stock Split

On the effective date of this Certificate of Amendment, the Corporation shall effect a reverse split in its issued and outstanding shares of common stock so that the shares currently issued and outstanding shall be reverse split, or consolidated, on a 1-for-500 basis, and stockholders shall receive one share of the Corporation’s post-split Common Stock, $0.001 par value, for each five hundred shares of common stock, $0.001 par value, held by them prior to the reverse split. No scrip or fractional shares will be issued in connection with the reverse split and any fractional interest will be rounded up to the nearest whole share. The reverse split will not result in any modification of the rights of stockholders, and will have no effect on the stockholders’ equity in the Corporation except for a transfer from stated capital to additional paid-in capital. All shares returned to the Corporation as a result of the reverse split will be canceled and returned to the status of authorized and unissued shares. Except as specifically provided herein, the Corporation’s Articles of Incorporation shall remain unmodified and shall continue in full force and effect.

Split Ratio.  Each 500 shares of the common stock issued and outstanding, or issued and held by the Corporation, as of the day and time this Amendment is filed with Secretary of State of State of Delaware (the “Change Time” or “Effective Date”) shall be, on and as of the Change Time or Effective Date, combined into one (1) share of common stock of the Corporation, $.001 par value per share.

SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Amendment to be signed by Pericles DeAvila, Chairman of the Board and Chief Executive Officer of the Corporation, this 12th day of December 2011.

SECTOR 10, INC., a Delaware Corporation

By:	/s/ Pericles DeAvila
Pericles DeAvila
Chairman of the Board and Chief Executive Officer